STI CLASSIC FUNDS

                     SUPPLEMENT DATED AUGUST 31, 1999 TO THE
                EQUITY FUNDS FLEX/INVESTOR SHARES PROSPECTUS AND
                            BOND FUNDS FLEX/INVESTOR
                                SHARES PROSPECTUS
                              DATED OCTOBER 1, 1998
                          AS SUPPLEMENTED MAY 24, 1999


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.


Effective August 31, 1999, the paragraphs entitled "Flex Shares" on page 30 of the Equity Funds Flex/Investor Shares Prospectus and on page 31 of the Bond Funds Flex/Investor Shares Prospectus should be replaced with the following:

         FLEX SHARES

         You may exchange Flex Shares of any Fund for Flex Shares of any other Fund, or for Investor Shares of the Prime Quality Money Market Fund only. This is the only money market fund into which exchanges from Flex Shares of the bond and equity funds are permitted. No contingent deferred sales charge is imposed on redemptions of money market funds shares you acquire in an exchange, provided you hold your shares for at least one year from your initial purchase. If you exchange Flex Shares for Investor Shares of the Prime Quality Money Market Fund, you may only exchange those Prime Quality Money Market Fund Investor Shares for Flex Shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.